UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BEHRINGER HARVARD REIT I, INC.
(Name of Registrant as Specified In Its Charter)
______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies: ________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: ________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________________________________________________

_______________________________________________________________________________________________________________

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(5)	Total fee paid: ____________________________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT

STOCKHOLDER UPDATE

Behringer Harvard REIT I, Inc.

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect Behringer Harvard REIT I, Inc. (the “Company”) and your investment. This information describes each proposal and asks for your vote on these important issues.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. The Annual Meeting of Stockholders scheduled for May 31, 2005 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on May 31, 2005, please indicate your vote on the enclosed proxy card(s). Stockholders who hold more than one account in the Company will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote by Touch-Tone Phone 1-866-894-0530
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.

2. Vote by Internet
Please visit www.proxyvoting.com/bhreit and follow the online instructions.

3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, Phoenix American Financial Services, Inc. may be utilized to solicit stockholder votes by telephone on behalf of the Company. The Company may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a Phoenix American Financial Services, Inc. representative, you may be asked to verify the last 4 digits of your Social Security Number or Tax Identification Number for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call the Company at 1-866-655-3600. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To elect a Board of Directors

2. To approve the adoption of the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan.

1. To elect a Board of Directors.

What role does the Board play?

The Directors serve as the stockholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of stockholders, including approving policy changes. In addition, the Directors oversee Company performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Behringer Harvard Holdings?

The Board consists of five individuals. The purpose of the Board is to ensure that the stockholders’ best interests are protected in the operation of the Company. There are two employee directors and three non-employee “independent” directors. Directors are determined to be “independent” by virtue of, among other things, their affiliation with the Company or various other entities under common control with Behringer Harvard Advisors LP, our advisor (“Behringer Advisors”). Non-employee Directors have no affiliation with Behringer Advisors or Behringer Harvard Holdings LLC, an affiliate of our advisor (“BHH”) and are compensated by the Company. Directors who are employees of the Company or Behringer Advisors or one of its affiliates are compensated by BHH.

Are Board members paid?

Each non-employee Director receives a fee for his service on the Board. You can find a description of non-employee director compensation in the proxy statement. We do not pay Directors who are employees of Behringer Advisors or its affiliates any compensation for services rendered as a director.

2. To approve the adoption of the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan.

What is the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan?

Our stockholders are being asked to approve the Behringer Harvard REIT I, Inc. 2005 Incentive Award Plan (the “2005 Incentive Award Plan”). The Board of Directors approved and adopted the 2005 Incentive Award Plan, subject to approval by our stockholders, on March 28, 2005.

The 2005 Incentive Award Plan will provide for equity awards to our employees, directors and consultants and employees, directors and consultants of our affiliates, including Behringer Advisors LP, Behringer Harvard Holdings, LLC, Behringer Securities LP and HPT Management Services LP. The Board has determined that it is advisable to provide equity-based incentive awards to our employees, directors and consultants and employees, directors and consultants of our affiliates, thereby aligning the interests of such individuals with those of our stockholders, and that awards under the 2005 Incentive Award Plan are an effective means of providing such incentive compensation.

How does the 2005 Incentive Award Plan affect the Company’s existing incentive award plans?

The 2005 Incentive Award Plan is intended to replace the Company’s existing Behringer Harvard REIT I Non-Employee Director Stock Option Plan (the “Director Option Plan”), Behringer Harvard REIT I Non-Employee Director Warrant Plan (the “Director Warrant Plan”) and Behringer Harvard REIT I 2002 Employee Stock Option Plan (the “Employee Option Plan”). If the 2005 Incentive Award Plan is approved by the stockholders at the Annual Meeting, no additional options will be granted pursuant to the Director Option Plan, no warrants or options will be granted pursuant to the Director Warrant Plan and the Employee Option Plan, respectively, and such plans will be terminated. Furthermore, the total number of shares of common stock reserved for issuance pursuant to the 2005 Incentive Award Plan will never exceed the number of shares originally reserved for issuance under the Director Option Plan, the Director Warrant Plan and the Employee Option Plan.

Has the Board of Directors approved each proposal?

Yes. The Board of Directors has unanimously approved both proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a stockholder, you are entitled to one vote for each share you own on the record date. The record date is April 1, 2005.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.proxyvoting.com/bhreit and following the online instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Phoenix American Financial Services, Inc. at 1-866-655-3650.

How do I sign the proxy card?

Individual Accounts: Stockholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a director for a trust or other entity should sign, “John Smith, Director.”